Earnings/(Loss) per common share (Tables)	6 Months Ended
Jun. 30, 2025
Earnings/(Loss) per common share [Abstract]
Computation of Basic and Diluted (Loss)/Earnings per Common Share
All common shares issued have equal rights and participate in dividends. Profit or loss attributable to common shareholders is adjusted by the contractual amount of dividends on Series A Preferred Shares. Diluted (loss)/earnings per common share, if applicable, reflect the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net (loss)/income.

	Six-month periods ended
	June 30, 2025	June 30, 2024
Net (loss) / income	$(3,694)	$987
Dividends on Series A Preferred Shares	(1,272)	(75)
Net (loss) / income attributable to common shareholders	$(4,966)	$912
Divided by: Weighted average number of common shares, basic and diluted	1,477,371	5,000
(Loss)/Earnings per common share, basic and diluted	$(3.36)	$$182.40